UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF BPK RESOURCES, INC.

On July 20, 2004, BPK Resources, Inc., (the "Company" or "BPK") entered into a Purchase and Sale Agreement with BP Preferred Acquisition, LLC (the "Transactions"), a Delaware limited liability company ("BP Acquisition"), pursuant to which the Company disposed of 100% of its interests in the following limited partnerships:

            1.    CSR-Hackberry Partners, L.P. ("CSR-Hackberry");
            2.    BPK South Valentine Partners, L.P. ("BPK South");
            3.    PH Gas, L.P. ("PH Gas");
            4. Touchstone Resources 2001-Hackberry Drilling Fund, L.P. ("2001-Hackberry Drilling Fund");
            5.    Louisiana Shelf Partners, L.P. ("LSP");
            6.    PHT Partners, L.P. ("PHT Partners"); and
            7.    LS Gas, LLC. ("LS Gas")

In addition to the disposal of 100% of its interests in the above limited partnerships, the Company also disposed of 100% of its interest in the promissory note due from CSR-Hackberry in the amount of $224,000, which was eliminated in the Company's historical consolidated balance sheet as of June 30, 2004.

In consideration for BPK's disposal of the above assets, BP Acquisition assumed the following liabilities which the Company has been released from by the promissory noteholders:

            1. The Loan Agreement, dated April 25, 2002, by and between the Company and Trident Growth Fund, L.P. ("Trident"), the Security Agreement, dated April 25, 2002, by and between the Company and Trident, and the 12% Secured Convertible Note, dated April 25, 2002, in the principal amount of $1,500,000, issued to Trident ("Original Trident Note");
            2. The First Amended Loan Agreement, dated July 29, 2003, between the Company and Trident, the First Amended Security Agreement, dated July 29, 2003, by and between the Company and Trident and the 12% Secured Convertible Note, dated July 29, 2003, in the principal amount of $600,000, issued to Trident ("Additional Trident Note");
            3. The 10% Promissory Note, dated January 15, 2003, in the original principal amount $1,500,000 originally issued to Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.) and currently held by CSOR Preferred Liquidation, LLC, a Delaware limited liability company, with an outstanding principal balance of $670,000 as of June 30, 2004 ("CSOR Note") and any and all other agreements and documents related to the CSOR Note.

The recorded historical value of the assets disposed of was less than the notes payable assumed.

Since certain common ownership and control exist between the Company and BP Acquisition, the unaudited pro forma condensed consolidated balance sheet reflects the Transaction as if the Transaction took place on June 30, 2004. In accordance with Staff Accounting Bulletin 79, Topic 5T "Accounting for Expenses or Liabilities Paid by Principal Stockholder", the Company accounted for the disposal of the abovementioned assets and releases from its liabilities under the original and additional Trident Note and the CSOR Note as a contribution of additional paid in capital.

The unaudited pro forma condensed consolidated statements of operations reflect the Transaction as if the Transaction took place on January 1, 2003.

PROFORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements are presented in accordance of paragraph (d) of Item 310 of Regulation SB and are presented for illustrative purposes only and are not necessarily indicative of the financial position and results of operations that would have been achieved if the proposed transactions had been consummated on the above dates. This unaudited pro forma information should be read in conjunction with the Company's historical financial statements for the year ended December 31, 2003 and the quarter ended June 30, 2004, and the 2003 Annual Report on Form 10-KSB and the Quarterly Report on Form 10-QSB for the period ended June 30, 2004, and Form 8-K filed on July 20, 2004. A copy of the Forms 10-KSB and 10-QSB and 8-K, as well as other documents filed by BPK with the Securities and Exchange Commission, are available to the public at www.sec.gov.

                               BPK RESOURCES, INC.
                          (A Development Stage Entity)
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2004
                                   (Unaudited)

                                       ASSETS

                                                             Historical BPK          Pro Forma                  Pro Forma
                                                             Resources, Inc.        Adjustments                  Balance
                                                             ---------------        ------------               ------------
Current assets
   Cash and cash equivalents                                  $     29,546          $     (2,755) (A)(B)       $     26,791
   Accounts receivable                                              15,544                                           15,544
   Accounts receivable - related party                              16,701               (10,022) (A)                 6,679
   Notes and interest receivable                                    17,439                    --                     17,439
   Prepaid expenses                                                110,581                    --                    110,581
                                                              ------------          ------------               ------------

Total current assets                                               189,811               (12,777)                   177,034
                                                              ------------          ------------               ------------

Oil and gas properties using successful efforts
   Developed oil and gas interests, net                             38,761               (23,490) (A)                15,271
   Undeveloped                                                     100,000                    --                    100,000
Mineral interests option                                         1,111,000                    --                  1,111,000
Investment in limited partnerships                               1,040,858            (1,040,858) (C)                    --
                                                              ------------          ------------               ------------

                                                              $  2,480,430          $ (1,077,125)              $  1,403,305
                                                              ============          ============               ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
   Accounts payable and accrued expenses                      $    946,032          $   (111,106) (A)(B)(D)    $    834,926
   Accounts payable and accrued expenses - related party           173,232              (148,858) (A)(E)             24,374
    Notes payable                                                   48,000                (1,000) (A)(B)             47,000
   Notes payable - related party                                   723,178              (695,000) (A)(E)             28,178
   Convertible debentures, net of discounts                      1,948,571            (1,948,571) (D)                    --
                                                              ------------          ------------               ------------

Total current liabilities                                        3,839,013            (2,904,535)                   934,478
                                                              ------------          ------------               ------------

Commitments and contingencies

Stockholders' Equity (Deficit)
    Preferred stock                                                    830                    --                        830
    Common stock                                                    51,259                    --                     51,259
   Additional paid in capital                                   14,739,252             1,827,410  (F)            16,566,662
   Deferred compensation                                            (1,583)                   --                     (1,583)
   Deficit accumulated during development stage                (16,148,341)                   --                (16,148,341)
                                                              ------------          ------------               ------------

Total stockholders' equity (deficit)                            (1,358,583)            1,827,410                    468,827
                                                              ------------          ------------               ------------

                                                              $  2,480,430          $ (1,077,125)              $  1,403,305
                                                              ============          ============               ============

                               BPK RESOURCES, INC.
                          (A Development Stage Entity)
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2003
                                   (Unaudited)

                                                        Historical
                                                           BPK               Pro Forma                     Pro Forma
                                                      Resources, Inc.       Adjustments                     Balance
                                                      ---------------      -------------                 -------------
Revenue:                                               $     257,776       $    (143,470) (G)            $     114,306

Operating expenses
   Production expenses                                       121,869             (64,223) (G)                   57,646
   Depletion and amortization                                102,513             (67,760) (G)                   34,753
   Impairment of oil and gas properties                    2,185,625              (7,114) (G)                2,178,511
   General and administrative - related party                135,630             (34,689) (G)                  100,941
   General and administrative                              1,015,867                (500) (G)(H)             1,015,367
                                                       -------------       -------------                 -------------

Total operating expenses                                   3,561,504            (174,286)                    3,387,218
                                                       -------------       -------------                 -------------

Loss from operations                                      (3,303,728)             30,816                    (3,272,912)
                                                       -------------       -------------                 -------------

Other (income) expense
   Interest income                                            (5,323)                 --                        (5,323)
   Interest expense                                        1,655,822          (1,620,549) (G)(H)(J)(K)          35,273
   Interest expense - Series A Preferred                     181,489                  --                       181,489
   Loss on sale of stock                                   2,664,573                  --                     2,664,573
   Partnership investment loss                               565,929            (565,929) (H)(I)                    --
                                                       -------------       -------------                 -------------

Total other expenses, net                                  5,062,490          (2,186,478)                    2,876,012
                                                       -------------       -------------                 -------------

Loss before minority interest                             (8,366,218)          2,217,294                    (6,148,924)

Minority interest                                              3,700                  --                         3,700
                                                       -------------       -------------                 -------------

Net loss after minority interest from
   continuing operations                               $  (8,362,518)      $   2,217,294                 $  (6,145,224)
                                                       =============       =============                 =============

Basic and diluted net loss after minority
    interest from continuing operations per
    common share                                       $       (0.58)      $          --                 $       (0.42)
                                                       =============       =============                 =============

Basic and diluted weighted average common
     shares outstanding                                   14,520,760                  --                    14,520,760
                                                       =============       =============                 =============

                               BPK RESOURCES, INC.
                          (A Development Stage Entity)
            Pro Forma Condensed Consolidated Statements of Operations
                     For the Six Months Ended June 30, 2004
                                   (Unaudited)

                                                             Historical
                                                                BPK            Pro Forma                  Pro Forma
                                                           Resources, Inc.    Adjustments                  Balance
                                                           ---------------   ------------                ------------
Revenues                                                    $     25,657        $  (9,527) (G)           $     16,130

Operating Expenses
   Production expenses                                            51,221           (8,781) (G)                 42,440
   Depletion and amortization                                      7,856           (4,760) (G)                  3,096
   Impairment of oil and gas properties                          212,725               --                     212,725
   General and administrative - related party                     41,000               --                      41,000
   General and administrative                                    396,201             (400) (G)(H)             395,801
                                                            ------------     ------------                ------------

Total Operating Expenses                                         709,003          (13,941)                    695,062
                                                            ------------     ------------                ------------

Loss From Operations                                            (683,346)           4,414                    (678,932)
                                                            ------------     ------------                ------------

Other (Income) Expense
   Interest income                                                (1,631)              --                      (1,631)
   Interest expense                                              593,469         (587,792) (G)(H)(J)(K)         5,677
   Interest expense - Series A Preferred                          90,000               --                      90,000
   Gain on extinguishment of debt                               (316,499)              --                    (316,499)
   Partnership investment loss                                    67,758          (67,758) (I)                     --
                                                            ------------     ------------                ------------

Total other (income) expenses, net                               433,097         (655,550)                   (222,453)
                                                            ------------     ------------                ------------

Net loss from continuing operations                         $ (1,116,443)    $    659,964                $   (456,479)
                                                            ============     ============                ============

Basic and diluted net loss from continuing
   operations per common share                              $      (0.03)    $         --                $      (0.01)
                                                            ============     ============                ============

Basic and diluted weighted average common shares
   outstanding                                                 32,320,729              --                  32,320,729
                                                            ============     ============                ============

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              COMBINING STATEMENTS


A. To record the disposition of 100% of the Company's limited partnership interest in CSR-Hackberry. The assets and liabilities sold included the following:
            o     Cash of $424;
            o     Accounts receivable - related party of $10,022;
            o     Developed oil and gas interests, net, of $23,490;
            o     Accounts payable and accrued expenses of $5,658;
            o Accounts payable and accrued expenses - related party of $8,781;
            o     Notes payable of $500; and
            o     Notes payable - related party of $25,000.

B. To record the disposition of 100% of the Company's limited partnership interest in BPK South. The assets and liabilities sold included the following:
            o     Cash of $2,331;
            o     Payable for oil and gas interests of $83,149; and
            o     Notes payable of $500.

C. To record the disposition of 100% of the Company's limited partnership interests in PH Gas, 2001-Hackberry Drilling Fund, LSP, PHT Partners and LS Gas as follows:
            o     Investment in PH Gas of $335,949;
            o     Investment in 2001 Hackberry Drilling Fund of $30,695;
            o     Investment in LSP of $415,672;
            o     Investment of PHT Partners of $116,542; and
            o     Investment in LS Gas of $142,000.

D. To record the assumption and discharge of the Company's liability due to Trident in the total principal amount of $1,948,571 ($1,470,000 under the Original Trident Note and $478,571, net of unamortized discount of $121,429, under the Additional Trident Note) along with accrued interest of $22,299.

E. To record the discharge of the Company's liabilities due to CSOR Preferred Liquidation, LLC in the principal amount of $670,000 along with accrued interest of $140,077.

F. To record increase in the Company's additional paid in capital of $1,827,410 as a result of the Transaction.

G.    To reverse the revenues and expenses of CSR-Hackberry.

H.    To reverse the expenses of BPK South.

I. To reverse the Company's equity losses in PH Gas, 2001-Hackberry Drilling Fund, LSP, PHT Partners, and LS Gas in the total amount of $462,186 and $67,758 for the year ended December 31, 2003 and six months ended June 30, 2004, respectively.

J. To reverse interest expenses and amortized discount related to the Original and Additional Trident Notes in the total amount of $1,500,217 and $547,656 for the year ended December 31, 2003 and six months ended June 30, 2004, respectively.

K. To reverse interest expense related to the CSOR Note in the amount of $106,669 and $33,408 for the year ended December 31, 2003 and six months ended June 20, 2004, respectively.